Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of June 29, 2022, is entered into by and between CLUBHOUSE MEDIA GROUP, INC, a Nevada corporation (the “Company”) and GS Capital Partners, LLC (the “Holder”). As used herein, the term “Parties” shall be used to refer to the Company and Holder jointly and the term “Party” shall be used to refer to the Company and Holder individually.

WHEREAS:

A. The Company warrants and represents that the Holder is in possession of a $577,778 convertible note issued by the Company, dated February 19, 2021 (the “Original Note”).

B. The Parties desire to exchange of the Original Note for a new Note in the form as attached hereto as Exhibit A (the “Exchange Note”), in the amount of $635,563.48, which represents principal and accrued interest to date on the Original Note.

C. The Holder warrants and represents that it is sophisticated and experienced in acquiring the securities of small public companies that has allowed it to evaluate the risks and uncertainties involved in acquiring said securities and thereby make an informed investment decision.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.00 Exchange of Original Note. The Parties agree that solely in consideration of the surrender of the Original Note, that:

1.01 Issuance of Exchange Note. Upon the following terms and conditions:

(A)	Exchange Note. The Company shall issue to the Holder, and the Holder shall acquire from the Company, that certain Exchange Note dated and issued as June 29, 2022. The Parties further agree that the “Closing” and the “Closing Date” shall be deemed to occur upon the issuance of the Exchange Note as provided by this Section 1.01 (A) of this Agreement.

(B)	Original Note. Promptly following the issuance to the Holder of the Exchange Note, the Original Note shall be assigned to the Company as set forth in Section 1.02, and shall thereafter be cancelled and terminated, and shall be null and void and of no further force or effect, and the principal amount and all accrued interest and other amounts thereunder (the “Indebtedness”) shall be deemed satisfied and paid in full.

(C)	Delivery of Documents. The Company shall, at the Closing Date, deliver to the Holder duly executed copies of the Exchange Note.

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1.02 Assignment of Original Note. Effective as of the issuance of the Exchange Note, Holder does hereby sell, assign, transfer and convey to the Company all of the right, title and interest of Holder in, to and under the Original Note, free and clear of any liens, encumbrances, pledges, hypothecations, mortgages, indentures, assignments, security interests (including, without limitation, a preference, priority or other security agreement), transfer restrictions under any equity holder or similar agreement, arrangement, contract, commitment, understanding or obligation (whether written or oral), preferential arrangement of any kind or nature whatsoever, claims (pending or threatened), escrows, charges, options, lock-up arrangements, rights of first refusal, proxies, voting trusts, encumbrances or any other restrictions or limitations whatsoever, together with any other rights, privileges and benefits belonging to or held by Holder thereunder, and the Company hereby agrees to assume the Original Note as the holder thereof. This Agreement shall operate as an assignment and assumption agreement with respect to the Original Note, as set forth herein and the Original Note shall be deemed delivered to the Company at the closing of the transactions set forth herein, subject to the issuance of the Exchange Note to the Holder as required herein.

2.00 Representations of the Company. The Company hereby makes to the Holder the following representations and warranties as of the date of this Agreement:

2.01 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Exchange Note by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement and the Exchange Note have been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

2.02 No Conflicts. The execution, delivery and performance of this Agreement and the Exchange Note by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or any of its subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien or encumbrance upon any of the properties or assets of the Company or any subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing a Company or subsidiary debt or otherwise) or other material understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary thereof is bound or affected, or (iii) assuming the representations and warranties of the Holder herein are true and correct, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect on the Company or its business of financial condition.

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2.03 Filings, Consents and Approvals. The Company is not required to obtain any approval, consent, waiver, authorization or order of, give any notice to, or make any filing, qualification or registration with, any court or other federal, state, local, foreign or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement, the Exchange Note and both of them. No further approval is required for the issuance or sale of the Exchange Note or any shares of Common Stock issuable upon the conversion or exchange of, in payment of interest on, or otherwise pursuant to the Exchange Note (“Underlying Shares”).

2.04 Issuance and Reservation of Securities. The Exchange Note and the Underlying Shares are duly authorized. Any Underlying Shares, when issued in accordance with the terms of Exchange Note, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens, freely tradable and without any legends thereon. The Company will, and at all times, reserve from its duly authorized capital stock for issuance upon conversion pursuant to the Exchange Note at least such number of shares of Common Stock as is equal to no less than four times the amount of Underlying Shares into which the Exchange Note is convertible (without regard to any limitations on ownership or conversion set forth therein).

2.05 Private Placement. Assuming the representations and warranties of the Holder herein are true and correct, no registration under the Securities Act of 1933, as amended (the “1933 Act”), is required for the issuance of the Exchange Note or any Underlying Shares in accordance with the terms hereof and thereof.

2.06 No Inside Information. Neither the Company nor any Person acting on its behalf has provided the Holder or its counsel with any information that constitutes or might constitute material, non-public information concerning the Company.

2.07 Equal Consideration. Except as otherwise set forth herein, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance, exchange or any other action with respect to any provision of the Note Portion.

2.08 Survival & Delivery of Documents to the Holder. All of the Company’s warranties and representations contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the Parties hereto and continue for a period of 5 year after the date of this Agreement.

2.09 Documents RE: Exchange Note. Further, contemporaneous with the execution and delivery of this Agreement to the Holder, the Company shall deliver to the Holder a duly executed copy of the Exchange Note. The Parties agree that time is of the essence in connection with the deliveries set forth in this Agreement and the obligations imposed on the Company are material to this Agreement.

2.10 Holding Period for Exchange Note. Pursuant to Rule 144 promulgated under the 1933 Act, it is expected and intended that the holding period of the Exchange Note (and the underlying shares of Common Stock issuable upon conversion thereof or in payment of interest thereon) shall begin on the Original Note issuance date. The Company agrees not to take a position contrary to this paragraph.

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2.11 Legal Opinion. The Company hereby agrees to allow the Holder’s legal counsel to issue a legal opinion to the Holder and the Company’s Transfer Agent regarding this Agreement and the transactions contemplated hereby, in form and substance reasonably acceptable to said agent and counsel to the Company, including an opinion that all shares issuable upon conversion of the Exchange Note or in payment of interest thereunder) may be sold pursuant to Rule 144 and, subject to the issuance of such opinion, the Company acknowledges that certificates representing any such shares may be issued without a restrictive legend as required pursuant to Section 2.04.

2.12 Public Information. So long as the Holder owns the Exchange Note and/or Underlying Shares, the Company shall timely file (or timely obtain extensions in respect thereof and file within the applicable grace period) all reports and definitive proxy or information statements required to be filed by the Company under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not terminate its status as an issuer required to file reports under the Exchange Act (even if the Exchange Act or the rules and regulations promulgated thereunder would otherwise permit such termination).

2.13 Conversion Procedures. The form of Conversion Notice included in the Exchange Note sets forth the totality of the procedures required of a Holder in order to convert Exchange Note. No additional legal opinion or other information or instructions shall be required of the Holder to convert the Exchange Note, except as required under the 1933 Act. Subject to compliance with the provisions of the Exchange Note by the Holder, the Company shall honor all conversions of the Exchange Note and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth therein to the extent permitted by law.

3.00 Representations of the Holder. The Holder hereby makes to the Company the following representations and warranties as of the date of this Agreement:

3.01 Authorization; Enforcement. The Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Exchange Note by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder, manager or members in connection therewith. This Agreement and the Exchange Note have been duly executed by the Holder and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms.

3.02 No Conflicts. The execution, delivery and performance of this Agreement and the Exchange Note by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational documents or (ii) assuming the representations and warranties of the Company herein are true and correct, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Holder is subject (including federal and state securities laws and regulations).

3.03 Filings, Consents and Approvals. The Holder is not required to obtain any approval, consent, waiver, authorization or order of, give any notice to, or make any filing, qualification or registration with, any court or other federal, state, local, foreign or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Holder of this Agreement, the Exchange Note and both of them.

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3.4 Investment Representations.

3.4.1	Holder understands and agrees that the consummation of this Agreement including the delivery of the Exchange Note and the Underlying Shares, if any (collectively, the “Securities”) as contemplated hereby constitute the offer and sale of securities under the 1933 Act and applicable state statutes and that the Securities are being acquired for Holder’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

3.4.2	Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act.

3.4.3	Holder understands that the Securities are being offered and sold to Holder in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the Securities.

3.4.4	At no time was Holder presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Holder is not purchasing the Securities acquired by Holder hereunder as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D under the 1933 Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities acquired by Holder hereunder published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

3.4.5	Holder is acquiring the Securities for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Securities. Further, Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

3.4.6	Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

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3.4.7	Holder understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the transactions set forth herein.

4.00 Miscellaneous.

4.01 Counterparts. This Agreement may be executed in two or more counterparts and by facsimile signature, delivery of PDF images of executed signature pages by email or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

4.02 Effect of Invalidity. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Parties or the practical realization of the benefits that would otherwise be conferred upon the Parties. The Parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

4.03 Matter of Further Assurances & Cooperation. The Holder and the Company hereby agree and the Company further agrees that it shall provide further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement without unreasonable delay and in no event later than one (1) business after it receives any reasonable written request from the Holder.

4.04 Successors. The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, permitted assigns, transferees, grantees, and indemnitees of each of the Parties to this Agreement. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other Party. Other than as specifically set forth herein, nothing in this Agreement shall confer on any person or entity other than the Parties, and their respective successors and assigns, any rights, remedies, obligations, or Liabilities under or by reason of this Agreement

4.05 Integration. This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the Parties and supersedes and replaces all prior negotiations and agreements of the Parties, whether written or unwritten with the exception of the Company’s profit-sharing plan and any agreements related thereto.

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4.06 Severance. If any provision of this Agreement is held to be illegal or invalid by a court of competent jurisdiction, such provision shall be deemed to be severed and deleted; and neither such provision, nor its severance and deletion, shall affect the validity of the remaining provisions.

4.07 Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Nevada, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the Party causing this Note to be drafted

4.08 Consent to Jurisdiction. Each of the Company and the Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the State of Nevada for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address in effect for notices previously provided to it and agrees that such service shall constitute good and sufficient service of process and notice thereof.

4.08 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.09 Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

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4.10 Notices

(a) Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

if to the Company, to:

Clubhouse Media Group, Inc.

Attn: Amir Ben-Yohanan

201 Santa Monica Blvd., Suite 30

Santa Monica, California 90401

Email: amir_yoh@yahoo.com

If to the Holder, to:

GS Capital Partners, LLC

Attn: Gabe Sayegh

1 East Liberty Street, Suite 600

Reno, NV 89501

Email: gabe@gscapitalfund.com

(a)	Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(b)	Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail.

[Signatures appear on following page]

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IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

FOR THE COMPANY:

CLUBHOUSE MEDIA GROUP INC

By:	/s/ Amir Ben-Yohanan
Name:	Amir Ben-Yohanan
Title:	Chief Executive Officer

FOR THE HOLDER:

GS CAPITAL PARTNERS, LLC

By:	/s/ Gabe Sayegh
Name:	Gabe Sayegh
Title:	President

[SIGNATURE PAGE TO EXCHANGE AGREEMENT]

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Exhibit A

Exchange Note

(Attached)

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